Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 16, 2000, on the financial statements of Able Energy, Inc., appearing in the Annual Report on Form 10-KSB of Able Energy, Inc. for the year ended December 31, 1999.

                                             Sincerely,

                                         /s/ SIMONTACCHI & COMPANY, LLP
                                             Simontacchi & Company, LLP

Rockaway, New Jersey
February 20, 2001